UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2006

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17840 (Commission File Number)	22-2941704 (IRS Employer Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA 92806

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code  (714) 940-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information contained in Item 8.01 is incorporated by reference into this Item 2.02.

Item 8.01.  Other Events.

On September 15, 2006, the audit of New Horizons Worldwide, Inc.’s (the “Company”) consolidated financial statements for the year ended December 31, 2004 was completed.  Exhibit 99.1 to the Current Report on Form 8-K is a Financial and Informational Report (the “Report”).   We are filing this Current Report on Form 8-K both to file the audited consolidated financial statements for the year ended December 31, 2004, and to issue the restated and unaudited consolidated financial statements for the year ended December 31, 2003, as more fully discussed in the Report.  At this time we cannot file an Annual Report on Form 10-K for the year ended December 31, 2004, containing audited consolidated financial statements for the year ended December 31, 2003, for the reasons described below.  In addition to the financial statements, the Report also provides certain information about our business and other information similar to what would have been provided in portions of an Annual Report on Form 10-K for the year ended December 31, 2004.  Notwithstanding the limitations on the consolidated financial statements for the year ended December 31, 2003, we believe that it is important to provide investors as complete a picture as possible about our historical financial condition and results, as well as to allow investors to see the nature of the restatement items and how they have been reflected in our historical results.

The description of the Report contained herein does not purport to be complete and is qualified in its entirety by reference to the Report, which is incorporated herein by reference.

As described above, the Report covers the years ended December 31, 2004 and December 31, 2003, and all information contained therein is as of December 31, 2004 unless otherwise specifically stated.  In light of the passage of time since December 31, 2004, we also include discussions of certain subsequent developments as we believe appropriate.  Other disclosures necessary to reflect subsequent events will be addressed in other reports to be filed with the SEC subsequent to the date of this Report.

The Report may be accessed through the Company’s website, http://www.newhorizons.com, or the SEC’s website, http://www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
	99.1	New Horizons Worldwide, Inc. Financial and Informational Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date: November 6, 2006	By:	/s/ Charles M. Caporale
Charles M. Caporale
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	New Horizons Worldwide, Inc. Financial and Informational Report